SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2017

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Unit B, 22/F, Times Tower 391-407 Jaffe Road Wan Chai, Hong Kong Tel: 852-6072-0269

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Current Report

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2017, 12 Retech Corporation, a Nevada corporation (the “Company” or “RETC”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with 12 Europe AG, a corporation duly formed and validly existing under the laws of Switzerland (“12 Europe”), and the Shareholders of 12 Europe (the “12 Europe Shareholders”). Pursuant to the Share Exchange Agreement, the Company will acquire Three Million Eight Hundred Seven Thousand Nine Hundred Seventy-Six (3,807,976) shares of 12 Europe, representing 100% of the issued and outstanding equity of 12 Europe, from the 12 Europe shareholders and in exchange the Company shall issue to 12 Europe Three Million Eight Hundred Seven Thousand Nine Hundred Seventy-Six (3,807,976). As a result of the Share Exchange Agreement, 12 Europe shall become a wholly-owned subsidiary of the Company. be cancelled and returned to the Company’s treasury.

The foregoing description of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 2.01COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 26, 2016, RETC acquired all of the outstanding equity of 12 Europe. 12 Europe and the Shareholders of 12 Europe. Pursuant to the Share Exchange Agreement, the Company is acquiring Three Million Eight Hundred Seven Thousand Nine Hundred Seventy-Six (3,807,976) shares of 12 Europe, representing 100% of the issued and outstanding equity of 12 Europe, from the 12 Europe shareholders and in exchange the Company shall issue to 12 Europe’s shareholders Three Million Eight Hundred Seven Thousand Nine Hundred Seventy-Six (3,807,976). As a result of the Share Exchange Agreement, 12 Europe shall become a wholly-owned subsidiary of the Company.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
10.01	Share Exchange Agreement by and among the Company, 12 Europe AG and the shareholders of 12 Europe AG, dated October 26, 2017, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

12 Retech Corporation

Dated: October 30, 2017/s/ Angelo Ponzetta

By: Angelo Ponzetta

Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1

Share Exchange Agreement, by and among 12 Retech Corporation, 12 Europe AG, a corporation duly formed and validly existing under the laws of Switzerland (“12 Europe”), and the Shareholders of 12 Europe, dated October 26, 2017.